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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to this inclusion in this registration statement of BEC Funding LLC (BEC) on Pre-Effective Amendment No. 2 to Form S-3 (File No. 333-74671) of our report dated June 7, 1999, on our audit of the financial statements of BEC as of April 30, 1999 and for the period from January 29, 1999 (date of inception) to April 30, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP



July 14, 1999